UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2016

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On December 8, 2016, the Registrant closed the public offering of $550,000,000 aggregate principal amount of its 3.280% Senior Notes due 2026 (the “2026 Notes”) and $700,000,000 aggregate principal amount of its 4.200% Senior Notes due 2046 (the “2046 Notes” and, together with the 2026 Notes, the “Senior Notes”).  The Senior Notes were registered under the Registrant’s registration statement on Form S-3 (File No. 333-203757) (the “Registration Statement”).

The Senior Notes were issued pursuant to an Indenture, dated as of December 16, 1997, between the Registrant and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Nineteenth Supplemental Indenture, with respect to the 2026 Notes (the “Nineteenth Supplemental Indenture”), and the Twentieth Supplemental Indenture, with respect to the 2046 Notes (the “Twentieth Supplemental Indenture”), each dated as of December 8, 2016.

The Senior Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding.  The 2026 Notes will bear interest at a rate of 3.280% per year and the 2046 Notes will bear interest at a rate of 4.200% per year.  The Registrant will pay interest on the Senior Notes semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2017.  The 2026 Notes will mature on December 15, 2026 and the 2046 Notes will mature on December 15, 2046.

The foregoing descriptions of the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the 2026 Notes and the 2046 Notes are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.1 through 4.4, respectively, and incorporated herein by reference.

On December 8, 2016, Willkie Farr & Gallagher LLP, counsel to the Registrant, issued an opinion and consent as to the validity of the Senior Notes, which is filed hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference.

Section 9 — Financial Statements and Exhibit

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	4.1	Nineteenth Supplemental Indenture, dated as of December 8, 2016, between the Registrant and the Trustee, including the form of the 2026 Notes as Exhibit A.

	4.2	Twentieth Supplemental Indenture, dated as of December 8, 2016, between the Registrant and the Trustee, including the form of the 2046 Notes as Exhibit A.

	4.3	Form of the 2026 Notes (included as Exhibit A to Exhibit 4.1 above).

	4.4	Form of the 2046 Notes (included as Exhibit A to Exhibit 4.2 above).

	5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Senior Notes.

	23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Daniel G. Gordon
Name:	Daniel G. Gordon
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: December 8, 2016